                                                                  Exhibit 4




              ---------------------------------------------------



                          ALLEGHENY LUDLUM CORPORATION


                                       To



                THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION),



                                                            as Trustee


                               ----------------

                                   INDENTURE


                         Dated as of December   , 1995
                                              --

                               ----------------

                                  $150,000,000

                    % Debentures Due                    , 2025
                  --                 -------------------


              ---------------------------------------------------

                              TABLE OF CONTENTS/1/


                                   ----------


                                                           PAGE

Parties....................................................   1
Recitals of the Company....................................   1


                             ARTICLE ONE

    DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.    Definitions................................   1
                Act........................................   2
                Affiliate; control.........................   2
                Attributable Debt..........................   2
                Authenticating Agent.......................   2
                Authorized Newspaper.......................   2
                Board of Directors.........................   3
                Board Resolution...........................   3
                Business Day...............................   3
                Commission.................................   3
                Company....................................   3
                Company Request or Company Order...........   3
                Consolidated Net Tangible Assets...........   3
                Corporate Trust Office.....................   4
                corporation................................   4
                Debt.......................................   4
                Defaulted Interest.........................   4
                Depositary.................................   4
                Event of Default...........................   4
                Global Security............................   4
                Government Obligations.....................   4
                Holder.....................................   5
                Indenture..................................   5
                Interest Payment Date......................   5
                Lien.......................................   5
                Maturity...................................   5
                Officers' Certificate......................   5
                Opinion of Counsel.........................   5
                Outstanding................................   5
                Paying Agent...............................   6
                Person.....................................   6
                Place of Payment...........................   6
                Predecessor Security.......................   6
                Principal Property.........................   7
                Regular Record Date........................   7

/1/ This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                           PAGE

                Responsible Officer........................   7
                Restricted Subsidiary......................   7
                Sale and Leaseback Transaction.............   8
                Securities.................................   8
                Security Register and Security Registrar...   8
                Special Record Date........................   8
                Stated Maturity............................   8
                Subsidiary.................................   8
                Trust Indenture Act........................   8
                Trustee....................................   8
                Vice President.............................   8
SECTION 102.    Compliance Certificates and Opinions.......   8
SECTION 103.    Form of Documents Delivered to Trustee.....   9
SECTION 104.    Acts of Holders; Record Dates..............  10
SECTION 105.    Notices, Etc., to Trustee and Company......  11
SECTION 106.    Notice to Holders; Waiver..................  11
SECTION 107.    Conflict With Trust Indenture Act..........  12
SECTION 108.    Effect of Headings and Table of Contents...  12
SECTION 109.    Successors and Assigns.....................  12
SECTION 110.    Separability Clause........................  12
SECTION 111.    Benefits of Indenture......................  12
SECTION 112.    Governing Law..............................  13
SECTION 113.    Legal Holidays.............................  13
SECTION 114.    No Security Interest Created...............  13
SECTION 115.    Limitation on Individual Liability.........  13


                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.    Forms Generally............................  14
SECTION 202.    Form of Face of Security...................  14
SECTION 203.    Form of Reverse of Security................  16
SECTION 204.    Form of Trustee's Certificate of
                 Authentication............................  17


                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301.    Title and Terms...........................   18
SECTION 302.    Denominations.............................   18
SECTION 303.    Execution, Authentication, Delivery
                 and Dating...............................   19
SECTION 304.    Temporary Securities......................   20
SECTION 305.    Registration; Registration of Transfer
                 and Exchange.............................   21

                                                           PAGE

SECTION 306.    Mutilated, Destroyed, Lost and Stolen
                 Securities...............................   23
SECTION 307.    Payment of Interest; Interest Rights
                 Preserved................................   24
SECTION 308.    Persons Deemed Owners.....................   25
SECTION 309.    Cancellation..............................   25
SECTION 310.    Computation of Interest...................   26


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE


SECTION 401.    Satisfaction and Discharge of
                 Indenture................................   26
SECTION 402.    Application of Trust Money................   27
SECTION 403.    Defeasance Upon Deposit of Moneys or
                 Government Obligations...................   27
SECTION 404.    Repayment To Company......................   29


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.    Events of Default.........................   29
SECTION 502.    Acceleration of Maturity; Rescission
                 and Annulment............................   31
SECTION 503.    Collection of Indebtedness and Suits
                 for Enforcement by Trustee...............   32
SECTION 504.    Trustee May File Proofs of Claim..........   33
SECTION 505.    Trustee May Enforce Claims Without
                 Possession of Securities.................   33
SECTION 506.    Application of Money Collected............   33
SECTION 507.    Limitation on Suits.......................   34
SECTION 508.    Unconditional Right of Holders to
                 Receive Principal and Interest...........   35
SECTION 509.    Restoration of Rights and Remedies........   35
SECTION 510.    Rights and Remedies Cumulative............   35
SECTION 511.    Delay or Omission Not Waiver..............   35
SECTION 512.    Control by Holders........................   36
SECTION 513.    Waiver of Defaults........................   36
SECTION 514.    Undertaking for Costs.....................   36
SECTION 515.    Waiver of Stay or Extension Laws..........   37

                                                           PAGE

                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.    Certain Duties and Responsibilities........  37
SECTION 602.    Notice of Defaults.........................  37
SECTION 603.    Certain Rights of Trustee..................  37
SECTION 604.    Not Responsible for Recitals or
                 Issuance of Securities....................  39
SECTION 605.    May Hold Securities........................  39
SECTION 606.    Money Held in Trust........................  39
SECTION 607.    Compensation and Reimbursement.............  39
SECTION 608.    Disqualification; Conflicting Interests....  40
SECTION 609.    Corporate Trustee Required; Eligibility....  40
SECTION 610.    Resignation and Removal; Appointment
                 of Successor..............................  40
SECTION 611.    Acceptance of Appointment by Successor.....  42
SECTION 612.    Merger, Conversion, Consolidation or
                 Succession to Business....................  42
SECTION 613.    Preferential Collection of Claims
                 Against Company...........................  42
SECTION 614.    Authenticating Agents......................  43


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.    Company to Furnish Trustee Names
                 and Addresses of Holders..................  45
SECTION 702.    Preservation of Information;
                 Communications to Holders.................  45
SECTION 703.    Reports by Trustee.........................  46
SECTION 704.    Reports by Company.........................  46


                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.   Company May Consolidate, Etc., Only
                on Certain Terms...........................  46
SECTION 802.   Successor Substituted.......................  48

                                                           PAGE

                                 ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.    Supplemental Indentures Without
                 Consent of Holders........................  48
SECTION 902.    Supplemental Indentures With Consent
                 of Holders................................  49
SECTION 903.    Execution of Supplemental Indentures.......  50
SECTION 904.    Effect of Supplemental Indentures..........  50
SECTION 905.    Conformity With Trust Indenture Act........  50
SECTION 906.    Reference in Securities to Supplemental
                 Indentures................................  50
SECTION 907.    Notice of Supplemental Indenture...........  50


                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001.   Payment of Principal and Interest..........  51
SECTION 1002.   Maintenance of Office or Agency............  51
SECTION 1003.   Money for Securities Payments to be
                 Held in Trust.............................  51
SECTION 1004.   Limitation on Liens........................  53
SECTION 1005.   Limitation on Sale and Leaseback
                 Transactions..............................  55
SECTION 1006.   Existence..................................  57
SECTION 1007.   Statement as to Compliance.................  57
SECTION 1008.   Waiver of Certain Covenants................  57

TESTIMONIUM................................................  58
SIGNATURES AND SEALS.......................................  58
ACKNOWLEDGMENTS............................................  59

     INDENTURE, dated as of December   , 1995, between ALLEGHENY LUDLUM
                                     --
CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Company"), having its principal executive offices at 1000 Six PPG Place, Pittsburgh, Pennsylvania 15222, and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its     %
                                                                          ----
Debentures Due                  , 2025 (herein called the "Securities") of
               -----------------
substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.


                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.  Definitions.
              -----------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this Indenture; and

          (4) the words, "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article Four or Article Six, are defined in those Articles.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Attributable Debt" in respect of a Sale and Leaseback Transaction means, as of any particular time, the present value (discounted at the rate of interest implicit in the terms of the lease involved in such Sale and Leaseback Transaction, as determined in good faith by the Company) of the obligation of the lessee thereunder for net rental payments (excluding, however, any amounts required to be paid by such lessee, whether or not designated as rent or additional rent, on account of maintenance and repairs, services, insurance, taxes, assessments, water rates or similar charges and any amounts required to be paid by such lessee thereunder contingent upon monetary inflation or the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges) during the remaining term of such lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

          "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

          "Authorized Newspaper" means a newspaper of general circulation in The City of New York, Borough of Manhattan, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized or required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Newspapers.

          "Board of Directors" means the board of directors of the Company or the executive committee or any other committee appointed by that board to act in respect hereof.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and
Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated to close by law or executive order.

          "Commission" means the Securities and Exchange
Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, if any, its President or any Vice President, and by its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary, and delivered to the Trustee.

          "Consolidated Net Tangible Assets" means the aggregate amount of assets of the Company and its consolidated subsidiaries (less applicable reserves) after deducting therefrom (a) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles and
(b) all current liabilities except for current maturities of long-term debt and current maturities of capitalized lease obligations, indebtedness for borrowed money having a maturity of less than 12 months from the date of the most recent audited consolidated balance sheet of the Company, but which by its terms is renewable or extendable beyond 12 months from such date at the option of the borrower, and deferred taxes which are classified as current liabilities, all as reflected in the audited consolidated balance sheet contained in the Company's most recent annual report to its shareholders under Rule 14a-3 of the Securities Exchange Act of 1934, as amended, prior to the time as of which "Consolidated Net Tangible Assets" is being determined.

          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 4 Chase MetroTech Center, 3rd floor, Brooklyn, New York 11245.

          "corporation" means a corporation, association, company, joint stock company, limited liability company or business trust.

          "Debt" means indebtedness for borrowed money.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder.

          "Event of Default" has the meaning specified in Section 501.

          "Global Security" means a Security evidencing all or part of the Securities and issued to the Depositary in accordance with Section 303 and bearing the legend prescribed in the sixth paragraph of Section 303.

          "Government Obligations" means securities that are
(i) direct obligations of the United States of America or any government of a foreign sovereign state for the payment of which its full faith and credit is pledged or (ii) obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the United States of America or such foreign government the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such foreign government, as the case may be, which in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such obligation held by such custodian for the account of the holder of a depository receipt; provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the obligation or the specific payment of interest on or principal of the obligation evidenced by such depository receipt.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Lien" means any mortgage, pledge, security interest or lien.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof or by declaration of acceleration or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, if any, the President or any Vice President, and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1007 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company, and who shall be reasonably acceptable to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities or portions thereof for the payment of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities or from its obligations with respect to which the Company shall have been discharged; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given or been given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or any interest on any Securities on behalf of the Company.

          "Person" means, except as provided in Article Six, any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment" means the place or places where the principal of and any interest on the Securities are payable as specified in Section 202.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Property" means any manufacturing plant or other similar facility located within the United States of America (other than its territories and possessions) and owned by, or leased to, the Company or any Restricted Subsidiary, the book value of the real property, plant and equipment of which (as shown, without deduction of any depreciation reserves, on the books of the owner or owners) is not less than 2% of Consolidated Net Tangible Assets as of the date on which such plant or other facility is acquired or a leasehold interest therein is acquired except (a) any such plant or facility which the Board of Directors determines by Board Resolution in good faith is not of material importance to the total business conducted, or assets owned, by the Company and its Restricted Subsidiaries as an entirety, or (b) any portion of any such plant or facility which the Board of Directors determines by Board Resolution in good faith not to be of material importance to the use or operation thereof.

          "Regular Record Date" for the interest payable on any Interest Payment
Date means the                              or                   (whether or not
               ----------------------------    -----------------
a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Responsible Officer", when used with respect to the Trustee, means any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means any Subsidiary substantially all the property of which is located, or substantially all the business of which is carried on, within the United States of America (other than its territories and possessions) which shall at the time, directly or indirectly, through one or more Subsidiaries or in combination with one or more other Subsidiaries or the Company, own or be a lessee of a Principal Property.

          "Sale and Leaseback Transaction" has the meaning specified in Section 1005.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such interest is due and payable.

          "Subsidiary" means, with respect to the Company, a corporation of which more than 50% of the total voting power of the capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of its directors is owned, directly or indirectly, by the Company or by one or more other Subsidiaries or by the Company and one or more other Subsidiaries.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 102.   Compliance Certificates and Opinions.
               ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an

Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.   Form of Documents Delivered to Trustee.
               --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.   Acts of Holders; Record Dates.
               -----------------------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 3Oth day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

          (d) The ownership of Securities shall be proved by the Security Register.

          (e) Any Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon any such Security.

SECTION 105.   Notices, Etc., to Trustee and Company.
               -------------------------------------

          Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, attention:
     Institutional Trust Group, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it, Attention: Corporate Secretary, at the address of its principal executive offices specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.   Notice to Holders; Waiver.
               -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail any notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.   Conflict With Trust Indenture Act.
               ---------------------------------

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

SECTION 108.   Effect of Headings and Table of Contents.
               ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.   Successors and Assigns.
               ----------------------

          All covenants and agreements in this Indenture by the Company shall bind or inure to the benefit of its successors and assigns, whether so expressed or not.

SECTION 110.   Separability Clause.
               -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.   Benefits of Indenture.
               ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Security Registrar, any Paying Agent, any Authenticating Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.   Governing Law.
               -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of law rules of said Commonwealth.

SECTION 113.   Legal Holidays.
               --------------

          In any case where any Interest Payment Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment for such Security, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity; provided, that no interest shall accrue for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

SECTION 114.   No Security Interest Created.
               ----------------------------

          Nothing in this Indenture or in the Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

SECTION 115.   Limitation on Individual Liability.
               ----------------------------------

          No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Security.


                                  ARTICLE TWO

                                 SECURITY FORMS

SECTION 201.   Forms Generally.
               ---------------

          The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with the rules of any securities exchange on which the Securities are listed or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.   Form of Face of Security.
               ------------------------


                          ALLEGHENY LUDLUM CORPORATION

                     __% Debentures Due _____________, 2025

No.                                                $
    -------                                         --------------

          Allegheny Ludlum Corporation, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
                                  , or registered assigns, the principal sum of
----------------------------------
                        Dollars on                         , and to pay interest
-----------------------            -------------------------
thereon from               or from the most recent Interest Payment Date to
             -------------
which interest has been paid or duly provided for, semi-annually on
                and               in each year, commencing              , at
---------------     -------------                          -------------
the rate of         % per annum, until the principal hereof is paid or made
            --------

available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date
for such interest, which shall be the             or
                                      -----------     -----------

(whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof having been given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose pursuant to Section 1002 of the Indenture in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register if this Security is not a Global Security.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

 Dated:
                                          ALLEGHENY LUDLUM CORPORATION


                                          By
                                            ---------------------------

Attest:

--------------------------------


SECTION 203.   Form of Reverse of Security.
               ---------------------------

          This Security is one of a duly authorized issue of securities of the
Company designated as its     % Debentures Due                     2025, (herein
                          ----                 -------------------
called the "Securities"), limited in aggregate principal amount to $150,000,000,
issued and to be issued under an Indenture, dated as of December   , 1995
                                                                 --
(herein called the "Indenture"), between the Company and The Chase Manhattan Bank (National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204.     Form of Trustee's Certificate of Authentication.
                 -----------------------------------------------

          The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities referred to in the within-mentioned Indenture.

                                              The Chase Manhattan Bank
                                              (National Association),
                                              as Trustee


                                              By
                                                 ------------------------------
                                                       Authorized Officer


                                 ARTICLE THREE

                                 THE SECURITIES

SECTION 301.      Title and Terms.
                  ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $150,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306 or 906.

          The Securities shall be known and designated as the "      %
                                                               ------
Debentures Due           , 2025" of the Company.  Their Stated Maturity shall
               ----------
be           , 2025, and they shall bear interest at the rate of      % per
   ----------                                                    -----
annum, from                    or from the most recent Interest Payment Date to
            ------------------
which interest has been paid or duly provided for, as the case may be, payable

semi-annually on                 and                     , commencing
                 ---------------     --------------------
                   , until the principal thereof is paid or made available for
-------------------
payment.

          The principal of and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose pursuant to
Section 1002; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register so long as the Securities are not represented by one or more Global Securities.

SECTION 302.      Denominations.
                  -------------

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof. Securities shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee.

SECTION 303.      Execution, Authentication, Delivery and Dating.
                  ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, if any, its President or one of its Vice Presidents, under its corporate seal or a facsimile thereof reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall either at one time or from time to time pursuant to such instructions as may be described therein authenticate and deliver such Securities as is in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          If the Securities are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the Outstanding Securities to be represented by one or more Global Securities, (ii) shall be registered in the name of the Depositary for such

Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

          Each Depositary for a Global Security must, at all times while it serves as such Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

SECTION 304.      Temporary Securities.
                  --------------------

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Any such temporary Security may be in global form, representing all or a portion of the Outstanding Securities of such series. Every such temporary Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Security or Securities in lieu of which it is issued.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of a like aggregate principal amount in authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual

Securities represented thereby pursuant to this Section 304 or Section 305, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

SECTION 305.      Registration; Registration of Transfer and Exchange.
                  ---------------------------------------------------

          (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. At all reasonable times, upon reasonable notice, the Security Register shall be open for inspection by the Company.

          Upon surrender for registration of transfer of any Security at the office or agency maintained for that purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the office or agency maintained for that purpose. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          (b) If at any time the Depositary for the Securities notifies the Company that it is unwilling or unable to continue as Depositary for the Securities or if at any time the Depositary for the Securities shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary. If a successor Depositary for the Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities, will authenticate and deliver, individual Securities in an aggregate principal amount equal to the principal amount of the Global Security or Securities in exchange for such Global Security or Securities.

          The Company may at any time and in its sole discretion determine that individual Securities issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities, will authenticate and deliver, individual Securities in an aggregate principal amount equal to the principal amount of the Global Security or Securities in exchange for such Global Security or Securities.

          The Depositary for the Securities may surrender a Global Security in exchange in whole or in part for individual Securities on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to each Person specified by the Depositary a new individual Security or Securities of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to the Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Securities delivered to Holders thereof.

          Upon the exchange of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee. Individual Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

          (c) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities except as provided in Section 306. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.
               ------------------------------------------------

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including, without limitation, the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.   Payment of Interest, Interest Rights Preserved.
               ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, interest on the Securities may be paid by mailing checks to the addresses of the Holders thereof as such addresses shall appear in the Securities Register if such Securities are not represented by a Global Security.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing as to the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The

     Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.   Persons Deemed Owners.
               ---------------------

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.   Cancellation.
               ------------

          All Securities surrendered for payment or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310.   Computation of Interest.
               -----------------------

          Interest on the Securities shall be computed on the basis of a 360 day year of twelve 30-day months.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.   Satisfaction and Discharge of Indenture.
               ---------------------------------------

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)  have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year,

     and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.   Application of Trust Money.
               --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 or 403 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

SECTION 403.   Defeasance Upon Deposit of Moneys or Government Obligations.
               -----------------------------------------------------------

          At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations in respect of the Securities on the 123rd day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 801, 802, 1004 and 1005 and noncompliance with any such Section shall not result in a default in the performance, or breach, of any covenant of the Company under this Indenture at any time after the applicable conditions set forth below have been satisfied:

          (1) the Company shall have deposited or caused to be deposited with the Trustee or its agent as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders: (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal of, and interest on, the Outstanding Securities on the dates such installments of interest or principal are due;

          (2) if the Securities are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the exercise of the option under this Section 403 would not cause the Securities to be delisted;

          (3) no Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit;

          (4) the Company shall have delivered to the Trustee an Opinion of Counsel, which opinion and counsel are reasonably satisfactory to the Trustee and its counsel, to the effect that Holders will not recognize income, gain or loss for Federal income tax purposes as a result of the exercise of the option under this Section 403 and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such option had not been exercised, and, in the case of Securities being Discharged, either a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service or evidence of a change in applicable federal income tax law occurring after the date of this Indenture; and

          (5) if the Company is to be Discharged, no Event of Default or event which with notice or lapse of time or both would become an Event of Default under Section 501(5) or (6) with respect to the Securities of such series shall have occurred and be continuing at any time during the period ending on the 123rd day after the date of such deposit.

          "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and to have satisfied all the obligations under this Indenture relating to the Securities (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Securities to receive, from the trust fund described in subparagraph (1) above, payment of the principal of and interest on the Securities when such payments are due; (B) the Company's obligations with respect to the Securities under Sections 305, 306, 1002 and 1003; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

Section 404.   Repayment to Company.
               --------------------

          The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any moneys or U.S. Government Obligations held by them at any time that are not required for the payment of the principal of and interest on the Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 403.

          The provisions of the last paragraph of Section 1003 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of the Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 403.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.   Events of Default.
               -----------------

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of any Security at its Maturity; or

          (3) default in the performance, or breach, of any covenant of the Company in this Indenture (other than a default in performance or breach of a covenant which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (4) default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any Restricted Subsidiary in an aggregate principal amount of at least $10,000,000 or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Restricted Subsidiary in an aggregate principal amount of at least $10,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

          (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 502.   Acceleration of Maturity; Rescission and Annulment.
               --------------------------------------------------

          If an Event of Default occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal amount of (and all accrued and unpaid interest on) all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount and interest shall become immediately due and payable. Upon payment of all such amounts (including interest accruing through the date of payment), all obligations of the Company in respect of the Securities shall terminate.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest on all Securities,

               (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate prescribed therefor in the Securities, and

               (C) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default, other than the nonpayment of the principal of and interest on the Securities which has become due solely by such declaration of acceleration, have been cured or waived as provided in
     Section 513.

No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.   Collection of Indebtedness and Suits for Enforcement by
               -------------------------------------------------------
               Trustee.
               -------

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal at the rate prescribed therefor in the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.   Trustee May File Proofs of Claim.
               --------------------------------

          In case of any judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have the claims of the Trustee and the Holders allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.   Trustee May Enforce Claims Without Possession of Securities.
               -----------------------------------------------------------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.   Application of Money Collected.
               ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 607; and

          SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively.

SECTION 507.   Limitation on Suits.
               -------------------

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture (including without limitation the provisions of Section 512) to affect, disturb or prejudice the rights of any other Holders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of the Holders.

 SECTION 508.  Unconditional Right of Holders to Receive Principal and
               -------------------------------------------------------
               Interest.
               --------

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.   Restoration of Rights and Remedies.
               ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.   Rights and Remedies Cumulative.
               ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   Delay or Omission Not Waiver.
               ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.   Control by Holders.
               ------------------

          The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by Responsible Officer or Officers of the Trustee, determine that the action so directed would involve the Trustee in personal liability for which it has not been adequately indemnified or would be unduly prejudicial to Holders not joining in such direction.

SECTION 513.   Waiver of Defaults.
               ------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any default hereunder and its consequences, except a default

          (1) in the payment of the principal of or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.   Undertaking for Costs.
               ---------------------

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the

Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Trustee or the Holders of 10% or more in principal amount of the Outstanding Securities.

SECTION 515.   Waiver of Stay or Extension Laws.
               --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

SECTION 601.   Certain Duties and Responsibilities.
               -----------------------------------

          The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.   Notice of Defaults.
               ------------------

          The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.   Certain Rights of Trustee.
               -------------------------

          Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the

     Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.   Not Responsible for Recitals or Issuance of Securities.
               -------------------------------------------- ---------

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.   May Hold Securities.
               -------------------

          The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.   Money Held in Trust.
               -------------------

          Money held by the Trustee or any Paying Agent (except the Company) in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.   Compensation and Reimbursement.
               ------------------------------

          The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder as may be mutually agreed upon in writing by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

SECTION 608.   Disqualification; Conflicting Interests.
               ---------------------------------------

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.   Corporate Trustee Required; Eligibility.
               ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having a combined capital and surplus of at least $100,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal or state supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.   Resignation and Removal; Appointment of Successor.
               -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and such successor Trustee shall comply with the applicable requirements of Section
611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.   Acceptance of Appointment by Successor.
               --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. All moneys due and owing to a retiring Trustee shall be paid by the Company upon the resignation or removal of the retiring Trustee. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under t his Article.

SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.
               -----------------------------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided, that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.   Preferential Collection of Claims Against Company.
               -------------------------------------------------

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 614.   Authenticating Agents.
               ---------------------

          The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or pursuant to
Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Any such Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, state or District of Columbia authority. If such Authenticating Agent publishes reports of its condition at least annually, pursuant to law or the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible to act as such in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of any Authenticating Agent, shall continue to be Authenticating Agent hereunder; provided, that such successor corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible to act as such in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment under this Section shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if initially named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible to act as such in accordance with the provisions of this Section.

          Any Authenticating Agent by the acceptance of its appointment shall be deemed to have represented to the Trustee that it is eligible for appointment as Authenticating Agent under this Section and to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth, including among other things the duties to authenticate Securities when presented to it in connection with exchanges, registrations of transfer thereof or pursuant to Section 306; it will keep and maintain, and furnish to the Trustee from time to time as requested by the Trustee, appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; and it will notify the Trustee promptly if it shall cease to be eligible to act as Authenticating Agent in accordance with the provisions of this Section. Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee to indemnify the Trustee against any loss, liability or expense incurred by the Trustee and to defend any claim asserted against the Trustee by reason of any acts or failures to act of such Authenticating Agent, but such Authenticating Agent shall have no liability for any action taken by it in accordance with the specific written direction of the Trustee.

          The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation and expenses for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

          If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities designated in the within-mentioned Indenture.

                             The Chase Manhattan Bank
                             (National Association)
                              As Trustee


                              By
                                ----------------------------------

                                As Authenticating Agent


                              By
                                ----------------------------------
                                Authorized Officer


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.
               ---------------------------------------------------------

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not later than             and            in each
                                            -----------     ----------
year, a list, in such form as the Trustee may reasonably require, of the names
and addresses of the Holders as of the immediately preceding            or
                                                             ----------
           , and
-----------

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished;

notwithstanding the foregoing, so long as the Trustee is the Security Registrar, no such list shall be required to be furnished.

SECTION 702.   Preservation of Information; Communications to Holders.
               ------------------------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.   Reports by Trustee.
               ------------------

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704.   Reports by Company.
               ------------------

          The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms.
               ----------------------------------------------------

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which is an obligation of the successor Person or becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a Lien which would not be permitted by this Indenture, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with the transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.   Successor Substituted.
               ---------------------

          Upon any consolidation of the Company with, or merger by the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person (if still in existence) shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901.     Supplemental Indentures Without Consent of Holders.
                ---------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Event of Default; or

          (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

          (5) to secure the Securities pursuant to the requirements of Section 1004 or 1005 or otherwise; or

          (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities; or

          (7) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided, that such action pursuant to this clause (7) shall not adversely affect the interests of the Holders of Outstanding Securities in any material respect.

SECTION 902.   Supplemental Indentures With Consent of Holders.
               -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change any Place of Payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

          (3) modify any of the provisions of this Section or Section 513 or
     Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Section 901(6).

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.   Execution of Supplemental Indentures.
               ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects in a material way the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 904.   Effect of Supplemental Indentures.
               ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.   Conformity With Trust Indenture Act.
               -----------------------------------

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.   Reference in Securities to Supplemental Indentures.
               --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 907.   Notice of Supplemental Indenture.
               --------------------------------

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 902, the Company shall transmit to the Holders a notice setting forth the substance of such supplemental indenture.


                                  ARTICLE TEN

                                   COVENANTS

SECTION 1001.  Payment of Principal and Interest.
               ---------------------------------

          The Company covenants and agrees that it will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.
               -------------------------------

          The Company will maintain in each Place of Payment an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.  Money for Securities Payments to be Held in Trust.
               -------------------------------------------------

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of and interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with any such Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held as provided by the Trust Indenture Act and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and hold all sums held by it for the payment of principal of or interest on the Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; and

          (2) at any time during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Securities.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Limitation on Liens.
               -------------------

          (a) Except as otherwise provided in clauses (1) through (8) below or in subsection (b) of this Section, the Company shall not, and shall not permit any Restricted Subsidiary to, issue, assume or guarantee any Debt secured by a Lien upon any Principal Property of the Company or of any Restricted Subsidiary or upon any shares of stock or Debt issued by any Restricted Subsidiary (whether such Principal Property, shares of stock or Debt are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance, assumption or guaranty of any such Debt that the Securities (together with, if the Company shall so determine, any other indebtedness of or guaranty by the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinated to the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such Debt, so long as such Debt shall be so secured; provided, however, that nothing in this Section 1004 shall prevent, restrict or apply to (and there shall be excluded from secured Debt in any computation under this Section 1004) Debt secured by:

          (1) Liens on property of, or shares of stock or Debt issued by, any Subsidiary existing at the time it becomes a Restricted Subsidiary; provided, that such Lien shall not have been incurred in connection with the transfer by the Company or a Restricted Subsidiary of a Principal Property to such Subsidiary unless the Company, within 180 days of the effective date of such transfer, applies or causes a Restricted Subsidiary to apply an amount equal to the fair value, as determined by the Board of Directors, of such Principal Property at the time of such transfer, to the retirement of Securities or other Debt of the Company (other than Debt subordinated to the Securities), or Debt of any Restricted Subsidiary (other than Debt owed to the Company or any Restricted Subsidiary), having a stated maturity (i) more than 12 months from the date of such application or (ii) which is extendable at the option of the obligor thereon to a date more than 12 months from the date of such application;

          (2) Liens on any property, shares of stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or securing the payment of all or any part of the purchase price or construction cost thereof or securing any Debt incurred prior to, at the time of, or within 180 days after, the acquisition of such property, shares of stock or Debt or the completion of any such construction, whichever is later, for the purpose of financing all or any part of the purchase price or construction cost thereof;

          (3) Liens on any property to secure all or any part of the cost of development, construction, alteration, repair or improvement of all or any part of such property, or to secure Debt incurred prior to, at the time of, or within 180 days after, the completion of such development, construction, alteration, repair or improvement, whichever is later, for the purpose of financing all or any part of such cost;

          (4) Liens which secure Debt owing by a Restricted Subsidiary to the Company or to another Restricted Subsidiary or by the Company to a Restricted Subsidiary so long as the Debt is held by the Company or a Restricted Subsidiary;

          (5) Liens securing indebtedness of a corporation or other Person which becomes a successor of the Company in accordance with the provisions of Article Eight other than Debt incurred by such corporation or other Person in connection with a consolidation, merger or sale of assets in accordance with such Article;

          (6) Liens on property of the Company or a Restricted Subsidiary in favor of the United States of America or any state thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any state thereof, or in favor of any other country or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price or the cost of construction, alteration, repair or improvement of the property subject to such Liens (including but not limited to Liens incurred in connection with pollution control, industrial revenue or similar financing), or in favor of any trustee or mortgagee for the benefit of holders of indebtedness of any such entity incurred for any such purpose;

          (7) Liens existing at           , 1995 including Liens to the extent
                                ----------
     such Liens attach to property acquired after such date pursuant to the terms of the instrument creating such Liens as in effect on such date; and

          (8) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (1) to (7), inclusive, or of any Debt secured thereby; provided, that such extension, renewal or replacement Lien shall be limited to all or any part of the same property that secured the Lien extended, renewed or replaced (plus any improvements and construction on such property) and shall secure no larger amount of Debt than that which had been so secured at the time of such extension, renewal or replacement and, in the case of clause (iv), that the Debt being secured thereby is being secured for the same type of Person as the Debt being replaced.

          (b) Notwithstanding the foregoing provisions of this Section 1004, the Company and any one or more Restricted Subsidiaries may issue, assume or guarantee Debt secured by a Lien which would otherwise be subject to the foregoing restrictions if at the time it does so (the "Incurrence Time") the aggregate amount of such Debt plus all other Debt of the Company and its Restricted Subsidiaries secured by Liens which would otherwise be subject to the foregoing restrictions after giving effect to the retirement of any Debt which is currently being retired (not including Debt permitted to be secured under clauses (1) through (8) above), plus the aggregate Attributable Debt (determined as of the Incurrence Time) of Sale and Leaseback Transactions (other than Sale and Leaseback Transactions permitted by Subsections (a) and (b) of Section 1005)
entered into after           , 1995 and in existence at the Incurrence Time
                   ----------
(less the aggregate amount of proceeds of such Sale and Leaseback Transactions which shall have been applied in accordance with Subsection (c) of Section
1005), does not exceed 10% of Consolidated Net Tangible Assets.

SECTION 1005.  Limitation on Sale and Leaseback Transactions.
               ---------------------------------------------

          The Company shall not itself, and shall not permit any Restricted
Subsidiary to, enter into any arrangements after           , 1995 with any bank,
                                                 ----------
insurance company or other lender or investor (other than the Company or another Restricted Subsidiary) providing for the leasing as lessee by the Company or by any such Restricted Subsidiary of any Principal Property (except a lease for a temporary period not to exceed three years by the end of which it is intended the use of such Principal Property by the lessee will be discontinued and a lease which secures or relates to industrial revenue or pollution control bonds or similar financing), which was or is owned by the Company or a Restricted Subsidiary and which has been or is to be sold or transferred by the Company or a Restricted Subsidiary, more than 180 days after the completion of construction and commencement of full operation thereof by the Company or such Restricted Subsidiary, to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Property (herein called a "Sale and Leaseback Transaction") unless:

          (a) the Company or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled pursuant to clauses (1) through
     (8) of Subsection (a) of Section 1004, without equally and ratably securing the Securities, to issue, assume or guarantee Debt secured by a Lien on such Principal Property in the amount of Attributable Debt arising from such Sale and Leaseback Transaction; or

          (b) the Attributable Debt of the Company and its Restricted Subsidiaries in respect of such Sale and Leaseback Transaction and all
     other Sale and Leaseback Transactions entered into after           , 1995
                                                              ----------
     (other than such Sale and Leaseback Transactions as are permitted by subsection (a) or (c) of this Section 1005), plus the aggregate principal amount of Debt secured by Liens on Principal Properties then outstanding (not including any such Debt secured by Liens described in clauses (1) through (8) of subsection (a) of Section 1004) which do not equally and ratably secure the Securities, would not exceed 10% of Consolidated Net Tangible Assets; or

          (c) the Company, within 180 days after the sale or transfer, applies or causes a Restricted Subsidiary to apply an amount equal to the greater of the net proceeds of such sale or transfer or the fair value, as determined by the Board of Directors, of the Principal Property so sold and leased back at the time of entering into such Sale and Leaseback Transaction to the retirement of the Securities or other Debt of the Company (other than Debt subordinated to the Securities), or Debt of any Restricted Subsidiary (other than Debt owed to the Company or any Restricted Subsidiary), having a stated maturity (i) more than 12 months from the date of such application or (ii) which is extendable at the option of the obligor thereon to a date more than 12 months from the date of such application; provided, that the amount to be so applied shall be reduced by
     (x) the principal amount of Securities delivered to the Trustee for retirement and cancellation within 180 days after such sale or transfer, and (y) the principal amount of any such Debt of the Company or a Restricted Subsidiary other than Securities voluntarily retired by the Company or a Restricted Subsidiary within 180 days after such sale or transfer. Notwithstanding the foregoing, no retirement referred to in this subdivision (c) may be effected by payment at Maturity.

Notwithstanding the foregoing, where the Company or any Restricted Subsidiary is the lessee in any Sale and Leaseback Transaction, Attributable Debt shall not include any Debt resulting from the guarantee by the Company or any other Restricted Subsidiary of the lessee's obligation thereunder.

SECTION 1006.  Existence.
               ---------

          Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board or Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1007.  Statement as to Compliance.
               --------------------------

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1008.  Waiver of Certain Covenants.
               ---------------------------

          The Company may omit in any particular instance to comply with any provision or condition set forth in Sections 1004 and 1005, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such provision or condition, but no such waiver shall extend to or affect such provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such provision or condition shall remain in full force and effect.

                                     * * *

          This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

ATTEST:                             ALLEGHENY LUDLUM CORPORATION



------------------------------      ----------------------------
Title:                                   Title:

(Corporate Seal)



ATTEST:                             THE CHASE MANHATTAN BANK
                                    (NATIONAL ASSOCIATION), as Trustee


                                    By
------------------------------        --------------------------
Title:                                   Title:

(Corporate Seal)

                                ACKNOWLEDGMENTS

THE COMMONWEALTH OF                      )
                    ---------------      )
COUNTY OF                                )
          -------------------------

          BEFORE ME, the undersigned authority, on this day personally appeared,
                                  , the                      of ALLEGHENY LUDLUM
----------------------------------      --------------------
CORPORATION, known to me to be the person whose name is subscribed to the above and foregoing instrument of writing, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation; and, being by me
duly sworn, did depose and say that he resides at                              ,
                                                  ----------------------------
that he is the                        of said corporation, that he knows the
               ----------------------
seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this        day of            1995.
                                                  ------        ----------


                                    -----------------------------
                                    Notary Public in and for


                                    My commission expires on:



THE STATE OF                             )
             ----------------------      )
COUNTY OF                                )
          -------------------------


          BEFORE ME, the undersigned authority, on this day personally appeared
                          , the                    of THE CHASE MANHATTAN BANK
--------------------------      ------------------
(NATIONAL ASSOCIATION), known to me to be the person whose name is subscribed to the above and foregoing instrument of writing, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation; and, being
by me duly sworn, did depose and say that he resides at                        ,
                                                        ----------------------
that he is a                               of said corporation, that he knows
             -----------------------------
the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


          GIVEN UNDER MY HAND AND SEAL OF OFFICE this        day of
                                                      ------        ----------
1995.


                                    -----------------------------
                                    Notary Public in and for


                                    My commission expires on: